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[NEW YORK LIFE LOGO]

            NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)
        51 Madison Avenue, New York, NY, 10010 (A Delaware Corporation)

               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

                          SUPPLEMENTAL DISCLOSURE PAGE

          Supplement dated May 1, 1999 to Prospectus dated May 1, 1999.

     For Massachusetts residents, this disclosure page is delivered as a supplement to the Prospectus for the NYLIAC Variable Universal Life Insurance and NYLIAC Survivorship Variable Universal Life Insurance policies. This page includes information required by Massachusetts law. You should read it carefully. We will send you a report that will update the figures shown on this page at least once each year.

SEPARATE ACCOUNT NET INVESTMENT RETURN(a)

The net investment returns for the Investment Divisions of the Separate Account at the end of each applicable year are as follows:

INVESTMENT DIVISION                             1993(a)       1994          1995          1996          1997          1998
-------------------                             ----          ----          ----          ----          ----          ----

MainStay VP Capital Appreciation                2.35%         (5.05)%       34.84%        17.92%        22.63%        37.17%

MainStay VP Cash Management                     0.16%         3.12%         4.86%          4.29%         4.53%        4.46%

MainStay VP Convertible                         N/A(d)        N/A(d)        N/A(d)        3.06%(d)      14.62%        3.76%

MainStay VP Government                          0.13%         (2.52)%       15.91%         1.56%         8.72%        8.24%

MainStay VP High Yield Corporate Bond           N/A(c)        N/A(c)        9.53%(c)       16.37%       12.24%        1.95%

MainStay VP International Equity                N/A(c)        N/A(c)        6.46%(c)       9.77%         4.44%        22.26%

MainStay VP Total Return                        1.78%         (4.66)%       27.44%        11.30%        16.98%        26.24%

MainStay VP Value                               N/A(c)        N/A(c)        16.21%(c)      22.36%       22.04%        (4.81)%

MainStay VP Bond                                N/A(b)        (0.43)% (b)   17.48%         1.33%         8.89%        8.36%

MainStay VP Growth Equity                       N/A(b)        1.45%(b)      28.26%         23.63%       25.87%        25.71%

MainStay VP Indexed Equity                      0.00%         5.83%         35.94%         21.57%       31.91%        27.59%

Alger American Small Capitalization             N/A(d)        N/A(d)        N/A(d)        (3.40)%(d)    10.62%        14.72%

Calvert Social Balanced                         N/A(d)        N/A(d)        N/A(d)        (0.41)%(d)    19.24%        15.46%

Fidelity VIP II Contrafund                      N/A(d)        N/A(d)        N/A(d)        3.94%(d)      23.28%        29.07%

Fidelity VIP Equity-Income                      N/A(d)        N/A(d)        N/A(d)        3.81%(d)      27.22%        10.85%

Janus Aspen Series Balanced                     N/A(d)        N/A(d)        N/A(d)        1.49%(d)      21.25%        33.35%

Janus Aspen Series Worldwide Growth             N/A(d)        N/A(d)        N/A(d)        2.86%(d)      21.31%        28.02%

Morgan Stanley Emerging Markets Equity          N/A(d)        N/A(d)        N/A(d)        0.14%(d)      (0.39)%       (24.71)%

                      PLEASE RETAIN FOR FUTURE REFERENCE.
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(a)     The NYLIAC Variable Universal Life Separate Account I serves as the separate account for the NYLIAC Variable Universal Life Insurance and NYLIAC Survivorship Variable Universal Life Insurance policies. NYLIAC Variable Universal Life Separate Account I commenced operations on December 3, 1993. Net investment returns listed for 1993 cover the period from December 3, 1993 through December 31, 1993, and may not be indicative of the Separate Account's performance for a full year. For periods prior to May 6, 1998, when the NYLIAC Survivorship Variable Universal Life Insurance policies became available, performance assumes that these policies were available and that the Investment Divisions were offered under the NYLIAC Survivorship Variable Universal Life Insurance policies, which they were not.

(b) There are no investment return figures for the MainStay VP Bond and MainStay VP Growth Equity Investment Divisions for 1993. These Investment Divisions were not available until May 2, 1994 in connection with the policy. The returns listed for these Investment Divisions for 1994 are for the period from May 2, 1994 through December 31, 1994.

(c) The MainStay VP High Yield Corporate Bond, MainStay VP International Equity and MainStay VP Value Investment Divisions became available in connection with the policy on May 1, 1995. The returns listed for these Investment Divisions for 1995 are for the period from May 1, 1995 through December 31, 1995.

(d) The MainStay VP Convertible, Alger American Small Capitalization, Calvert Social Balanced, Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth and Morgan Stanley Emerging Markets Equity Investment Divisions became available on October 1, 1996 in connection with the policy. The returns listed for these Investment Divisions for 1996 are for the period from October 1, 1996 through December 31, 1996.


Past performance is no guarantee of future results. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested.

Performance reflects the deduction of the policy's current mortality and expense risk charge (.60%), the administration fee (.10%) and total portfolio operating expenses. However, it does not reflect the policy fees or charges. These include the cost of insurance, surrender charges, monthly contract charges, sales expense charges, and premium and federal tax charges. Had these expenses been deducted, investment returns would have been lower.

NYLIAC assumed a portion of the expenses for the MainStay VP Convertible and the MainStay VP International Equity Investment Divisions until 12/31/98. This expense limitation was in effect until 12/31/97 for the MainStay VP High Yield Corporate Bond and MainStay VP Value Investment Divisions, and until 12/31/96 for all other MainStay VP Investment Divisions. In addition, Janus Capital Corporation has agreed to reduce the advisory fee for the Janus Aspen Series Balanced and the Janus Aspen Series Worldwide Growth Investment Divisions to the level of the corresponding Janus retail fund; and Morgan Stanley Dean Witter Investment Management Inc. has waived receipt of its advisory fee for the Morgan Stanley Dean Witter Emerging Markets Equity Investment Division. Had these expenses not been assumed or reduced, the total returns for these Investment Divisions would have been lower.

For additional information, including illustrations which reflect guaranteed maximum cost of insurance rates, please consult the prospectus.

All other information required by law is included in the Prospectus for the NYLIAC Variable Universal Life Insurance or Survivorship Variable Universal Life Insurance policies to which this disclosure page is attached.